1717 K Street, NW, Suite 707
Washington, DC 20036-5331
Telephone (202) 331-8055
Fax (202) 331-8190
TIN: 52-6220193
Participant I.D.: XXXXXX
TIN: 52-XXXXXXX
Distributions are: Reinvested
AFL CIO Housing Investment Trust
1717 K St NW
Washington, DC 20006

Investment Summary
March 1, 2003 – March 31, 2003
Transactions

Date	Description	Dollar Amount	Market Value Per Unit	Units this Transaction	Total Units	Investment Balance
03/01/03	Beginning Balance		$1,156.5950		43,230.3443	$50,000,000.07
03/31/03	Total Income Distribution	$219,248.54
03/31/03	Total Capital Gains Distribution	-
03/31/03	Income Reinvestment	$219,248.54		190.1997
03/31/03	Capital Gains Reinvestment	-		-
	Ending Balance		$1,152.7279		43,420.5440	$50,052,072.50

Monthly Income

	Ordinary Income	Operating Expenses	Net Ordinary Income	Capital Gains	Total Distribution
Per Unit	$5.5060573336	$0.4344221504	$5.0716351832	$0.00000000000	$5.0716351832
Participant Totals	$238,028.75	$18,780.22	$219,248.54	$0.00	$219,248.54

Performance

Type of Return	1-Month	3-Month	Y-T-D	1-Year	3-Year	5-Year	10-Year
Trust Time-Weighted, Gross	0.14%	1.46%	1.46%	12.43%	10.80%	8.13%	8.17%
Trust Time-Weighted, Net	0.10%	1.35%	1.35%	12.01%	10.39%	7.72%	7.71%

Performance returns greater than one-year are annualized

All performance figures presented herein are based upon historical results and do not assure future performance.
Units may be worth more or less at redemption than at original purchase.